RUSSELL INVESTMENT FUNDS
                        Supplement dated June 18, 2004 to
                         PROSPECTUS DATED APRIL 29, 2004


I. The following restates the information relating to the officers and employees who manage the Funds and oversee the money managers and the information relating to the officers and employees who have primary responsibility for the management of the Funds in the section entitled "Management of the Funds" in the Russell Investment Funds Prospectus:

     FRIMCo's officers and employees who oversee the money managers are:

o Ernest Ankrim, Ph.D., Chief Investment Strategist since January 2003.
  Dr. Ankrim was Director, Portfolio Strategy from January 2001 to December 2002. From 1995 to January, 2001, Dr. Ankrim was Director of Portfolio Research.

o Randal C. Burge, Managing Director, Investments since January 2003. Mr. Burge was Director, Portfolio Management from December 2001 to December 2002.
  From 1999 to 2001, Mr. Burge was Director of Global Fixed Income. From 1995 to 1999, Mr. Burge was a Portfolio Manager.

o David L. Brunette, Portfolio Manager since February 2004. From 1987 to 2004, Mr. Brunette was a Senior Research Analyst.

o Jean Carter, Managing Director, Strategic Investment Resources since January 2003. Ms. Carter was Director, North American IMG from December 2001 to December 2002. From 1999 to 2001, Ms. Carter was Director of Global
  Fixed Income. From 1994 to 1999, Ms. Carter was a Portfolio Manager.

o James Duberly, Director, Global Fixed Income since 2002. From 1998 to 2002, Mr. Duberly was a Portfolio Manager with Frank Russell Company Limited, an affiliate of FRIMCo.

o Ron Dugan, Director, Global Equity since February 2004. From 2000 to 2004, Mr. Dugan was a Portfolio Manager. From 1993 to 2000, Mr. Dugan was employed by the Baptist Foundation of Texas where he held the positions of Senior Investment Analyst from 1993 to 1998, Investment Officer from 1998 to 1999 and Chief Investment Officer from 1999 to 2000.

o Ann Duncan, Portfolio Manager since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst.

o Mark J. Eibel, Head of U.S. Equity Manager Research since January 2003. From 1995 to 2003, Mr. Eibel was a Senior Research Analyst.

o Bruce A. Eidelson, Portfolio Manager since November 1999. Mr. Eidelson was employed by Institutional Property Consultants where he held the positions of Managing Director from 1998 to 1999 and Senior Vice President from 1994 to 1998.

o Robert E. Hall, Portfolio Manager since April 2003. From 1995 to 2002,
  Mr. Hall was a Senior Research Analyst with Frank Russell Company Limited, an affiliate of FRIMCo.

o Thomas F. Hanly, Chief Investment Officer since January 2004. From 1999 to 2003, Mr. Hanly was Chief Financial Officer of Russell. From 1997 to 1999, Mr. Hanly served as a Director of Frank Russell Capital.

o Dave Hintz, U.S. Equity Manager Research Analyst since June 1995.

o Jeffrey T. Hussey, Head of US Fixed Income since March 2003. From 2001 to 2003, Mr. Hussey was a Portfolio Manager. From 1996 to 2001, Mr. Hussey was a Senior Research Analyst.

o James M. Imhof, Director of Portfolio Trading, manages the FRIC Funds' cash reserves and arranges brokerage execution of certain money manager portfolio decisions on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

o Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst.

o Jill F. Johnson, Senior Investment Officer since March, 2000. From 1995 to 2000, Ms. Johnson was the Principal of JF Johnson Consulting in Seattle and Los Angles.

o James A. Jornlin, Portfolio Manager since July 1996.

o Noel Lamb, Director and North American Chief Investment Officer since January 2003. From 1997 to 2002, Mr. Lamb was Director of Portfolio Management of Frank Russell Company Limited, an affiliate of FRIMCo.

o Randall P. Lert, Chief Portfolio Strategist since January 2004. From 1989 to 2003, Mr. Lert was Chief Investment Officer.

o Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002
  Mr. Monroe was Director, North America and Australasia. From 1993 to 1999 he was Director of Equity Research.

o Erik W. Ogard, Portfolio Manager since March 2000. Mr. Ogard was a Research Analyst from 1995 to 1997 and a Senior Research Analyst from 1997 to 2000.

o Michael R. Ruff, Portfolio Manager since November 2002. From 2000 to 2002, Mr. Ruff was a Research Analyst. From 1998 to 2000, Mr. Ruff was a Senior Technical Analyst.

o Stephen W. Skatrud, Portfolio Manager since December, 2001. From 1999 to December, 2001, Mr. Skatrud was a Senior Research Analyst. From 1995 to 1999, Mr. Skatrud was Director of Benefits Finance and Investment for Harnischfeger Industries, Inc.

o Brian C. Tipple, Director of US Equity since June 2004. From 2000 to 2004, Mr. Tipple was employed by Sirach Capital Management where he held the positions of Chairman and Chief Executive Officer from 2002 to 2004, Director of Equity Portfolio Management and Research from 2001 to 2002, and Director, Equity Research from 2000 to 2001. From 1999 to 2000, Mr. Tipple was a Portfolio Manager of FRIMCo.

o Dennis J. Trittin, who has been a Portfolio Manager since January 1996.

      The following lists the officers and employees who have primary responsibility for the management of the Funds:

o Dennis Trittin and Tom Monroe have primary responsibility for the management of the Multi-Style Equity Fund.

o Erik Ogard and Dennis Trittin have primary responsibility for the management of the Aggressive Equity Fund.

o Jeff Hussey and Michael Ruff have primary responsibility for the management of the Core Bond Fund.

o James Jornlin and Ann Duncan have primary responsibility for the management of the Non-U.S. Fund.

o Bruce Eidelson and David Brunette have primary responsibility for the management of the Real Estate Securities Fund.

II. The following restates the section entitled "Money Manager Information" for the Aggressive Equity Fund in its entirety in the Russell Investment Funds
     Prospectus:

                            MONEY MANAGER INFORMATION

                             Aggressive Equity Fund

CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 17th Floor, New York, NY
10005.

Gould Investment Partners LLC,1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2416.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Nicholas-Applegate Capital Management LLC, 600 West Broadway, Suite 2900, San Diego, CA 92101.

TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.


III. The reference to the Tax-Managed Large Cap Fund on the cover of the Russell Investment Funds Prospectus is removed.